UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: February 29, 2020

Date of reporting period: August 31, 2019

Item 1. Reports to Stockholders.

Wasmer Schroeder High Yield Municipal Fund

Semi-Annual Report
August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

 Wasmer Schroeder High Yield Municipal Fund

August 31, 2019

Dear Shareholder:

We are pleased to present the August 31, 2019 semi-annual report for the Wasmer Schroeder High Yield Municipal Fund (the “Fund”). The Fund’s net asset value (“NAV”) per share increased by $0.51 during the six months ended August 31, 2019 to $11.12; over those six months, shareholders received monthly income distributions totaling $0.196 per share. Factoring in the reinvestment of dividends, the Fund outperformed the Bloomberg Barclays Municipal Bond Index by 0.46% and underperformed the Bloomberg Barclays Municipal High Yield Bond Index by 1.89% over the six-month period.

	Wasmer Schroeder	Bloomberg Barclays	Bloomberg Barclays
	High Yield Municipal	Municipal High	Municipal Bond
Period	Fund (WSHYX)	Yield Bond Index	Index
3/1/2019 – 8/31/2019	6.70%	8.59%	6.24%

Interest Rates

The six months ended August 31, 2019, proved to be a pivotable period for bond investors as rates across the globe fell in dramatic fashion. The aggregate amount of negative yielding debt doubled from just over $8 trillion at the end of February to a record high of $17 trillion in late August. The German Bond yield curve was entirely negative by the end of August. And although the U.S. yield curve was spared from the specter of negative rates, the Treasury market nonetheless participated in this tremendous shift with yields lower by anywhere from 30 to 120 basis points. The long end of the yield curve was particularly well bid, with 30-year U.S. Treasury yields ending August at an all-time low of 1.96% (2 basis points lower than the yield on 3-month Treasury bills).

The inversion of the yield curve has been a notable topic for much of 2019. In what seemed like an inevitable occurrence, the difference between 3-month T-Bill yields and 10-year Treasury note yields turned negative in early March for the first time in 12 years and remained inverted in 44 of the last 45 trading days to close out August.  Why is an inversion of the yield curve important? As the Federal Reserve Bank of San Francisco noted in a 2018 economic letter, “Information in the Yield Curve about Future Recessions”, the yield curve has been one of the most reliable predictors of a recession. More specifically, an inversion of 10-year and 3-month yields has preceded each recession over the last 50 years. The significance was not lost on investors as Google search activity for the term “recession” spiked in August to the highest levels since 2009.  The inversion also clearly captured the attention of the Federal Reserve Board (the “Fed”), which lowered the federal funds target rate by 25 basis points during the July FOMC meeting; this was the first time the Fed had cut the fund rate since 2008 and it came on the heels of a 25 basis point hike at their December 2018 meeting less than 9 months earlier.

Wasmer Schroeder High Yield Municipal Fund

Yet, despite the historical inversion/recession correlation and a highly uncertain trade tariff backdrop, the fundamentals in the U.S. continued to look quite strong over the summer. The labor market remained resilient, with nonfarm payrolls showing an average increase of 150,000 and the labor force participation rate matching its highest levels (63.2%) since 2013. The consumer backdrop was also constructive, with retail sales posting positive results over six consecutive months and U.S. household consumer confidence approaching an almost 20-year high. Still, if there was one key area of concern for both the bond market and the Fed, it would be the persistent lack of any meaningful core inflation. The ISM Manufacturing Prices Paid Index fell to a more than 3-year low, Average Hourly Earnings have plateaued, Core Producer Prices Index tracked negative in July, the Import Price Index has contracted every month in 2019, and the Core Personal Consumption Expenditures Price Index has remained well below the Fed’s 2% target since January. This lack of inflation, combined with a strengthening U.S. dollar, continued to be a thorn in the Fed’s side and provided a clear road map for the significant rally in the long end of the yield curve.

Tax Exempt Municipal Bond Market

The long-term correlation between tax exempt municipal bond (“muni”) yields and U.S. Treasury yields remained in place over the six-month period. Tax exempt yields followed Treasury yields lower across the curve by approximately 60 to 113 basis points, with the longer end of the market seeing the largest declines. And while munis certainly took their cue from the Treasury market, technical factors specific to the tax-exempt market also played an important role.

Demand for municipal bonds remains at a record high this year, with Lipper reporting positive net asset inflows into tax exempt bond funds in each week during the six-month window, and 34 consecutive weeks to close out August. And not only have the flows been consistent, they have come in large chunks: 2019 had 23 weeks of +$1 billion inflows through August compared to just 3 weeks in all of 2018. Meanwhile, the availability of bonds has been relatively limited in 2019 which has created somewhat of a supply versus demand imbalance given the heavy pace of inflows. By the end of July, year-to-date new issuance of municipal bonds was running 3% below the average from 2014 through 2018. While August managed to buck the trend with a sizeable new issue calendar – by far the largest of the year – it wasn’t enough to fully satisfy investor appetites and new deals remained heavily oversubscribed (i.e. more orders from investors than bonds being issued).

The most visible impacts from the dynamic supply and demand technicals were in municipal-to-Treasury yield ratios which reached record lows in July only to widen during August as heavier supply started to materialize. For example, 2-year ratios closed at a record low of 59% on 7/31/2019, well below the 5-year average of 80%; by the end of August that ratio had corrected to 67%.

Wasmer Schroeder High Yield Municipal Fund

Long duration maturities delivered the strongest performance across the yield curve during the period, however, all maturity tenors produced positive returns for investors. The tax-exempt yield curve underwent a notable bull flattening shift with long term yields falling faster than short term yields; the slope (or yield difference) from 2-year municipal bond yields to 30-year yields fell by 53 basis points, from +141 basis points to +88 basis points. While this is the flattest that the yield curve has been since the financial crisis, the tax-exempt curve did not invert in sympathy with Treasuries and remains significantly steeper across all measures.

From a credit quality standpoint, lower rated municipal bonds outperformed higher quality issues during the period. The Bloomberg Barclays BBB Municipal Index produced returns of +8.16%, which represented +259 basis points of outperformance relative to Bloomberg Barclays AAA Municipal Index. The Bloomberg Barclays Municipal High Yield Bond Index (“Municipal High Yield Index”) posted a return of 8.59%, representing the best performing area of the municipal market from a quality standpoint. Returns in the high yield space were primarily driven by tobacco bonds (+10.48%) and Puerto Rico securities (+14.43%).

Wasmer Schroeder High Yield Municipal Fund

The Fund’s performance over the 6-month period was higher than that of the Bloomberg Barclays Municipal Bond Index and lower than the Municipal High Yield Index. There were two primary reasons for the underperformance versus the High Yield Index: shorter duration and sector exposure.

The Fund’s duration-to-worst ended the quarter at approximately 4.8 compared with 5.6 for the Municipal High Yield Index (the Index duration ended February 2019 at 7.7). The curve flattening we saw during the last few months of the period was one of the key drivers of the return differential between the Fund and the benchmark. From a sector allocation perspective, tobacco was one of the key drivers of Index performance. The Tobacco sector represented 14% of the Municipal High Yield Index at quarter-end and its 10.48% total return contributed 142 basis points to Index performance. In addition to Tobacco, Puerto Rico securities also represented 14% of the Municipal High Yield Index at quarter-end. For the period, the 14.43% total return of the Bloomberg Barclays Municipal High Yield Puerto Rico Index added 197 basis points to the overall Municipal High Yield Index’s 8.59% return.  At the end of August, the Fund’s exposure to the Tobacco sector was approximately 1.9% and its exposure to uninsured Puerto Rico debt was 1.3%. The Municipal High Yield Index’s overall 28% weighting between these two groups will likely remain a source of performance tracking error when compared to the Fund’s results as we seek to prioritize diversification rather than seeking to mimic Index construction.

All sectors, states and credit rating categories within the Fund were positive during the period from a total return standpoint. The Fund’s exposure to the Healthcare, Transportation, and General Obligation credits contributed the most overall performance, while the Tobacco, Lease and Water/Sewer delivered less contribution

Wasmer Schroeder High Yield Municipal Fund

to total return. Credit quality remains higher than the overall Municipal High Yield Index as we have been structuring the portfolio with a preference towards ‘A’ and ‘BBB’ rated names rather than below investment grade and non-rated issuers. Tighter risk premiums between these ratings categories and an overall flattening of the yield curve have resulted in diminishing relative value opportunities. Consistent with our long-term approach to credit, we will continue to focus on the areas of the market where we see the greatest relative value for investors rather than simply chasing rating categories. We believe this approach puts the Wasmer Schroeder High Yield Municipal Fund in a more opportunistic position to mitigate against potential spread widening while also maintaining a higher degree of liquidity to capitalize on opportunities that might develop over the coming quarters.

As of August 31, 2019, the Fund’s duration-to-worst was 4.8 years and the Fund’s average maturity was 17.9 years. The Fund ended the 6-month period with a portfolio consisting of 90 individual securities. This reflects our belief that diversification is an important risk-management component of any strategy that focuses on credit opportunities.

We look forward to continuing to serve your investment needs in the future and we encourage you to contact us if you have any questions about your investment in the Wasmer Schroeder High Yield Municipal Fund.

Jason D. Diefenthaler
Director of Tax Exempt Portfolio Management
Wasmer Schroeder

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in municipal securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse political, legislative, regulatory and economic developments.  The Fund may invest in securities which involve limited liquidity that can be difficult to sell.  Income from investments in tax-exempt securities may be subject to state and local taxes and a portion of income could be subject to the federal alternative minimum tax.

Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond ratings provide the probability of an issuer defaulting based on the credit rating agency’s analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Service, Moody’s Investors Service, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).

Wasmer Schroeder High Yield Municipal Fund

Certain investments in the Fund are covered by bond insurance issued by a monoline bond insurer.  Bond insurance is a type of credit enhancement.  A bond insurer unconditionally and irrevocably guarantees that interest and principal will be paid as scheduled even if the bond issuer defaults.  A monoline bond insurer backs debt securities only and is not exposed to risks from other lines of business.

Diversification does not assure a profit or protect against risk in a declining market.

The Bloomberg Barclays Municipal High Yield Bond Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the Index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three categories.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

The Bloomberg Barclays Municipal High Yield Puerto Rico Index represents bonds issued by the Commonwealth of Puerto Rico that are eligible for inclusion in the Bloomberg Barclays Municipal High Yield Bond Index.

The Bloomberg Barclays Municipal Bond Index, the Bloomberg Barclays ‘AAA’ Municipal Bond Index and the Bloomberg Barclays ‘BBB’ Municipal Bond Index are rules-based, market-weighted indices which represent various components of the investment grade tax-exempt bond market.  Bonds eligible for inclusion in the indices must be rated investment grade, must have an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million and meet the maturity or rating thresholds described in the index name.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

The “core” PCE price Index is defined as personal consumption expenditures (PCE) prices excluding food and energy prices. The core PCE Index measures the prices paid by consumers for goods and services without the volatility caused by movements in food and energy prices to reveal underlying inflation trends.

The “core” Producer Prices Index is a measure of the change in the price of goods, excluding foods and energy, as they leave their place of production (i.e. prices received by domestic producers for their outputs either on the domestic or foreign market).

The Import Price Index is compiled by the Bureau of Labor Statistics and tracks changes in the prices of goods produced abroad and sold domestically (imports).

Municipal-to-Treasury yield ratios represent the percentage of municipal yields against maturity-equivalent Treasury yields.

ISM Manufacturing Prices Paid Index is calculated by the Supply Management Institute and reflects changes in prices paid by industry representatives for the products or services they receive.

An investment cannot be made directly in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed to the redemption date which would provide the lowest yield (for callable bonds) or highest yield (for putable bonds).  For securities without calls or puts, duration-to-worst is calculated to maturity.

Average maturity is the weighted average maturity of the securities in the portfolio, expressed in years.

Cash flow is the net amount of cash and cash equivalents moving into and out of a business.

Basis point equals 1/100th of 1%.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at August 31, 2019 (Unaudited)

 As a Percentage of Total Municipal Bonds

Municipal Bond Type

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at August 31, 2019 (Unaudited)

As a Percentage of Total Investments

Credit Rating

Credit ratings are determined by using the middle rating of Moody’s Investors Service©, Inc., Standard and Poor’s® Ratings Group and Fitch Ratings, Inc. and the lowest rating when fewer than three ratings are assigned.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at August 31, 2019 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/19 – 8/31/19).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses with actual net expenses limited to 0.75% of the Fund’s average daily net assets per the operating expenses limitation agreement. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at August 31, 2019 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/19	8/31/19	3/1/19 – 8/31/19
Actual	$1,000.00	$1,067.00	$3.90
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.37	$3.81

*
Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2019 (Unaudited)

	Principal
MUNICIPAL BONDS – 96.00%	Amount	Value

Arizona – 2.38%
Arizona Industrial Development Authority Revenue Bonds
4.50%, 1/1/2049 (Callable 7/1/2029)	$1,000,000	$1,089,840
La Paz County Industrial Development Authority Revenue Bonds
5.00%, 2/15/2038 (Callable 2/15/2028)	700,000	823,277
		1,913,117

California – 6.90%
California Statewide Communities
Development Authority Revenue Bonds
5.25%, 12/1/2029 (Callable 12/1/2024)	1,000,000	1,158,600
5.25%, 12/1/2044 (Callable 12/1/2024)	500,000	562,125
5.00%, 6/1/2051 (Callable 6/1/2029)	1,000,000	1,162,310
Golden State Tobacco Securitization Corp. Revenue Bonds
3.50%, 6/1/2036 (Callable 6/1/2022)	870,000	887,670
Palomar Health California Revenue Bonds
5.00%, 11/1/2028 (Callable 11/1/2026)	1,000,000	1,199,070
San Joaquin Hills Transportation
Corridor Agency Revenue Bonds
5.25%, 1/15/2049 (Callable 1/15/2025)	500,000	569,790
		5,539,565

Colorado – 1.47%
Denver Colorado Convention Center
Hotel Authority Revenue Bonds
5.00%, 12/1/2033 (Callable 12/1/2026)	1,000,000	1,176,330

District of Columbia – 1.96%
District of Columbia Revenue Bonds
6.50%, 10/1/2041 (Callable 4/1/2021)	1,500,000	1,570,680

Florida – 8.82%
Capital Trust Agency, Inc. Revenue Bonds
7.50%, 6/1/2048 (Callable 6/1/2028) (b)	2,000,000	2,213,720
Halifax Hospital Medical Center Florida
Hospital Revenue Bonds
5.00%, 6/1/2036 (Callable 6/1/2026)	500,000	588,305
Lee County Industrial Development Authority Revenue Bonds
4.50%, 10/1/2032 (Callable 10/1/2022)	500,000	526,290
5.50%, 10/1/2047 (Callable 10/1/2022)	1,000,000	1,082,200
5.00%, 11/15/2049 (Callable 11/15/2026)	1,000,000	1,169,949
Midtown Miami Community Development
District Special Assessment
5.00%, 5/1/2037 (Callable 5/1/2023)	350,000	370,829

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2019 (Unaudited), Continued

	Principal
	Amount	Value

Florida – 8.82% (Continued)
Palm Beach County Health Facilities Authority Revenue Bonds
7.25%, 6/1/2034 (Callable 6/1/2022)	$1,000,000	$1,126,020
		7,077,313

Guam – 1.36%
Guam Government Waterworks Authority Revenue Bonds
5.00%, 7/1/2035 (Callable 7/1/2024)	500,000	555,865
Guam Power Authority Revenue Bonds
5.00%, 10/1/2034 (Callable 10/1/2022)	500,000	538,070
		1,093,935

Illinois – 9.36%
Chicago Board of Education General Obligation Bonds
5.00%, 12/1/2046 (Callable 12/1/2028)	1,000,000	1,127,060
City of Chicago Illinois General Obligation Bonds
5.00%, 1/1/2025	1,285,000	1,452,756
5.50%, 1/1/2039 (Callable 1/1/2025)	1,025,000	1,152,705
City of Chicago Illinois Waterworks Revenue Bonds
5.00%, 11/1/2044 (Callable 11/1/2024)	500,000	559,610
Metropolitan Pier & Exposition Authority Revenue Bonds
5.20%, 6/15/2050 (Callable 6/15/2020)	1,000,000	1,016,720
State of Illinois General Obligation Bonds
5.25%, 7/1/2030 (Callable 7/1/2023)	1,020,000	1,117,869
5.00%, 2/1/2039 (Callable 2/1/2024)	1,000,000	1,083,710
		7,510,430

Iowa – 1.30%
Iowa Higher Education Loan Authority Revenue Bonds
5.00%, 10/1/2037 (Callable 10/1/2025)	1,000,000	1,042,200

Louisiana – 1.33%
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue Bonds
3.50%, 11/1/2032 (Callable 11/1/2027)	1,000,000	1,070,180

Maine – 1.59%
Maine Health & Higher Education Facilities
Authority Revenue Bonds
5.00%, 7/1/2024 (Callable 7/1/2023)	850,000	943,976
5.00%, 7/1/2027 (Callable 7/1/2023)	300,000	332,301
		1,276,277

Maryland – 4.40%
Baltimore Maryland Convention Center Revenue Bonds
5.00%, 9/1/2031 (Callable 9/1/2027)	1,000,000	1,204,980

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2019 (Unaudited), Continued

	Principal
	Amount	Value

Maryland – 4.40% (Continued)
Maryland State Economic Development Corp.
Student Housing Revenue Bonds
5.00%, 7/1/2039 (Callable 7/1/2025)	$1,000,000	$1,103,120
Maryland State Economic Development Corp.
Transportation Revenue Bonds
5.00%, 6/1/2035 (Callable 6/1/2028)	1,000,000	1,224,940
		3,533,040

Massachusetts – 1.39%
Massachusetts Development Finance Agency Revenue Bonds
5.00%, 7/1/2044 (Callable 7/1/2025)	500,000	564,615
5.125%, 7/1/2044 (Callable 7/1/2024)	500,000	550,335
		1,114,950

Michigan – 3.51%
City of Detroit Michigan General Obligation Bonds
5.00%, 4/1/2031 (Callable 4/1/2028)	500,000	572,220
5.00%, 4/1/2032 (Callable 4/1/2028)	500,000	569,370
5.00%, 4/1/2035 (Callable 4/1/2028)	500,000	566,010
Michigan Finance Authority Revenue Bonds
5.00%, 7/1/2044 (Callable 7/1/2024)	1,000,000	1,112,230
		2,819,830

Minnesota – 7.18%
Southcentral Minnesota Multi-County Housing &
Redevelopment Authority Revenue Bonds
4.16%, 2/1/2000 (a)	15,000	8,550
4.16%, 2/1/2002 (a)	30,000	17,100
4.16%, 2/1/2005 (a)	20,000	11,400
4.16%, 2/1/2006 (a)	20,000	11,400
4.16%, 2/1/2007 (a)	65,000	37,050
4.16%, 6/1/2008 (a)	10,000	5,700
4.16%, 2/1/2017 (a)	450,000	256,500
4.16%, 2/1/2025 (a)	9,500,000	5,415,000
		5,762,700

Missouri – 1.40%
Kirkwood Industrial Development Authority Revenue Bonds
5.25%, 5/15/2050 (Callable 5/15/2027)	1,000,000	1,122,870

New Jersey – 4.92%
New Jersey Economic Development Authority
School Facilities Revenue Bonds
5.00%, 6/15/2025	500,000	584,585
5.00%, 6/15/2034 (Callable 6/15/2024)	1,000,000	1,115,180

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2019 (Unaudited), Continued

	Principal
	Amount	Value

New Jersey – 4.92% (Continued)
New Jersey Transportation Trust Fund Authority Revenue Bonds
4.625%, 6/15/2030 (Callable 6/15/2025)	$1,000,000	$1,119,720
South Jersey Transportation Authority Revenue Bonds
5.00%, 11/1/2039 (Callable 11/1/2024)	1,000,000	1,131,420
		3,950,905

New York – 4.04%
Brooklyn Arena Local Development Corp. Revenue Bonds
4.00%, 7/15/2031 (Callable 1/15/2027) (AGM Insured)	500,000	569,570
5.00%, 7/15/2042 (Callable 1/15/2027)	500,000	586,370
New York Liberty Development Corp. Revenue Bonds
5.25%, 10/1/2035	620,000	862,085
New York Transportation Development Corp. Revenue Bonds
5.00%, 1/1/2031 (Callable 1/1/2028)	1,000,000	1,222,680
		3,240,705

Oklahoma – 1.52%
Oklahoma Development Finance Authority Revenue Bonds
5.50%, 8/15/2057 (Callable 8/15/2028)	1,000,000	1,217,070

Oregon – 2.45%
Clackamas County Hospital Facility Authority Revenue Bonds
5.00%, 11/15/2032 (Callable 11/15/2025)	700,000	824,593
5.00%, 11/15/2052 (Callable 11/15/2025)	1,000,000	1,145,530
		1,970,123

Pennsylvania – 2.89%
Allentown Neighborhood Improvement Zone
Development Authority Revenue Bonds
5.00%, 5/1/2042 (Callable 5/1/2028) (b)	1,500,000	1,703,925
Commonwealth Financing Authority Tobacco Master
Settlement Payment Revenue Bonds
5.00%, 6/1/2035 (Callable 6/1/2028)	500,000	615,600
		2,319,525

Puerto Rico – 7.89%
Commonwealth of Puerto Rico General Obligation Bonds
5.50%, 7/1/2020 (NATL Insured)	665,000	679,790
Puerto Rico Commonwealth Aqueduct &
Sewer Authority Revenue Bonds
5.00%, 7/1/2028 (Callable 9/30/2019) (AGC Insured)	1,020,000	1,044,898

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2019 (Unaudited), Continued

	Principal
	Amount	Value

Puerto Rico – 7.89% (Continued)
Puerto Rico Electric Power Authority Revenue Bonds
5.00%, 7/1/2022 (Callable 9/30/2019) (NATL Insured)	$555,000	$561,015
5.00%, 7/1/2023 (Callable 9/30/2019) (NATL Insured)	180,000	181,885
5.00%, 7/1/2024 (Callable 9/30/2019) (NATL Insured)	420,000	424,238
5.00%, 7/1/2024 (Callable 9/30/2019) (AGM Insured)	450,000	461,070
Puerto Rico Highways & Transportation
Authority Revenue Bonds
4.75%, 7/1/2038 (Callable 9/30/2019) (NATL Insured)	1,000,000	1,004,640
Puerto Rico Municipal Finance Agency Revenue Bonds
5.25%, 8/1/2022 (AGC Insured)	870,000	927,855
Puerto Rico Sales Tax Financing Corp. Revenue Bonds
5.00%, 7/1/2058 (Callable 7/1/2028)	1,001,000	1,043,703
		6,329,094

South Carolina – 2.21%
South Carolina Public Service Authority Revenue Bonds
5.00%, 12/1/2037 (Callable 12/1/2026)	500,000	599,845
5.00%, 12/1/2056 (Callable 12/1/2026)	1,000,000	1,171,140
		1,770,985

Tennessee – 1.43%
Chattanooga Health Educational & Housing
Facility Board Revenue Bonds
5.00%, 10/1/2035 (Callable 10/1/2025)	500,000	565,075
Chattanooga Tennessee Health, Educational,
and Student Housing Facility Board Revenue Bonds
5.00%, 10/1/2029 (Callable 10/1/2025)	500,000	581,960
		1,147,035

Texas – 7.40%
Austin Convention Enterprises, Inc. Revenue Bonds
5.00%, 1/1/2032 (Callable 1/1/2027)	575,000	674,337
5.00%, 1/1/2034 (Callable 1/1/2027)	850,000	990,038
Central Texas Regional Mobility Authority Revenue Bonds
5.00%, 1/1/2046 (Callable 1/1/2026)	1,000,000	1,152,860
Central Texas Turnpike System Revenue Bonds
5.00%, 8/15/2034 (Callable 8/15/2024)	1,000,000	1,143,680
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
5.00%, 8/15/2049 (Callable 8/15/2024)	750,000	793,695
Texas Private Activity Bond Surface Transportation Corp.
Revenue Bonds
5.00%, 6/30/2058 (Callable 6/30/2029)	1,000,000	1,183,970
		5,938,580

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2019 (Unaudited), Continued

	Principal
	Amount	Value

Virginia – 1.34%
City of Chesapeake Virginia Expressway
Toll Road Revenue Bonds
4.125%, 7/15/2042 (Callable 7/15/2022)	$510,000	$533,990
5.00%, 7/15/2047 (Callable 7/15/2022)	500,000	541,260
		1,075,250

Washington – 2.93%
Greater Wenatchee Regional Events Center Public
Facilities District Revenue Bonds
4.50%, 9/1/2022	190,000	196,390
5.25%, 9/1/2032 (Callable 9/1/2022)	1,000,000	1,032,630
Skagit County Public Hospital District No. 1 Revenue Bonds
4.00%, 12/1/2026	500,000	573,915
5.00%, 12/1/2037 (Callable 12/1/2023)	500,000	551,870
		2,354,805

Wisconsin – 2.63%
Public Finance Authority Revenue Bonds
5.00%, 6/15/2049 (Callable 6/15/2026)	520,000	554,403
5.00%, 6/15/2054 (Callable 6/15/2026)	450,000	476,330
Wisconsin Health & Educational Facilities
Authority Revenue Bonds
5.25%, 12/1/2049 (Callable 12/1/2022)	1,000,000	1,076,130
		2,106,863
TOTAL MUNICIPAL BONDS (Cost $71,007,371)		77,044,357

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2019 (Unaudited), Continued

MONEY MARKET FUND – 4.22%	Shares	Value
Fidelity Institutional Money Market Funds –
Government Portfolio, Institutional Class, 2.00% (c)	3,390,274	$3,390,274
TOTAL MONEY MARKET FUND (Cost $3,390,274)		3,390,274
Total Investments (Cost $74,397,645) – 100.22%		80,434,631
Liabilities in Excess of Other Assets – (0.22)%		(175,599)
TOTAL NET ASSETS – 100.00%		$80,259,032

Scheduled principal and interest payments are guaranteed by the following bond insurers.
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal Corp.
NATL – National Public Finance Guarantee
The insurance does not guarantee the market value of the municipal bonds.
(a)
The securities are in default and are not making full payments of interest and principal when due. The securities are making semi-annual distributions of variable amounts of cash flow. These amounts are determined by factors including, but not limited to, property occupancy levels, per unit rental rates and capital reinvestment expenses. The coupon accrual rate being utilized by the Fund is reviewed annually for consistency by the portfolio manager and will generally be based upon 50-150% of prior period distributions, depending on changes in the previously mentioned factors.

(b)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” Wasmer, Schroeder & Company, LLC, the Fund’s investment adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust. As of August 31, 2019, the value of these investments was $3,703,925 or 4.61% of total net assets.

(c)	Rate shown is the 7-day annualized yield at August 31, 2019.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2019 (Unaudited)

ASSETS
Investments, at market value (cost $74,397,645)	$80,434,631
Receivables
Interest	836,070
Prepaid expenses	11,992
Total assets	81,282,693
LIABILITIES
Payables
Investments purchased	785,063
Distributions payable	132,654
Fund shares redeemed	6,298
Administration and fund accounting fees	32,244
Due to adviser	31,974
Transfer agent fees and expenses	10,780
Audit fees	10,339
Chief Compliance Officer fee	4,022
Legal fees	3,446
Reports to shareholders	2,939
Trustee fees and expenses	982
Custody fees	1,102
Accrued expenses	1,818
Total liabilities	1,023,661
NET ASSETS	$80,259,032

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	7,216,182
Net asset value, redemption price and offering price per share	$11.12

COMPONENTS OF NET ASSETS
Paid-in capital	$73,742,824
Distributable earnings	6,516,208
Total net assets	$80,259,032

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF OPERATIONS For the Six Months Ended August 31, 2019 (Unaudited)

NET INVESTMENT INCOME
Income
Interest	$1,690,443
Total investment income	1,690,443

Expenses
Advisory fees (Note 4)	201,450
Administration and fund accounting fees (Note 4)	47,502
Transfer agent fees and expenses (Note 4)	15,605
Registration fees	11,013
Audit fees	10,339
Trustee fees and expenses	8,521
Chief Compliance Officer fees (Note 4)	6,022
Legal fees	5,714
Shareholder reporting	3,659
Custody fees (Note 4)	2,203
Insurance	1,347
Interest (Note 6)	215
Miscellaneous	3,229
Total expenses before advisory fee waiver	316,819
Less: advisory fee waiver (Note 4)	(14,644)
Net expenses	302,175
Net investment income	1,388,268

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	545,226
Change in unrealized appreciation on investments	3,304,241
Net realized and unrealized gain on investments	3,849,467
Net increase in net assets resulting from operations	$5,237,735

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months
	Ended	For the
	August 31, 2019	Year Ended
	(Unaudited)	February 28, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,388,268	$3,559,900
Net realized gain/(loss) on investments	545,226	(71,016)
Change in unrealized
appreciation/(depreciation) on investments	3,304,241	(95,072)
Net increase in net assets
resulting from operations	5,237,735	3,393,812

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions to shareholders	(1,451,747)	(3,653,001)
Total dividends and
distributions to shareholders	(1,451,747)	(3,653,001)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	14,996,609	15,725,827
Proceeds from shares issued in
reinvestment of dividends	645,018	1,974,812
Cost of shares redeemed+	(16,197,836)	(58,711,717)
Net decrease in net assets resulting
from capital share transactions	(556,209)	(41,011,078)

Total increase/(decrease) in net assets	3,229,779	(41,270,267)

NET ASSETS
Beginning of period	77,029,253	118,299,520
End of period	$80,259,032	$77,029,253

CHANGES IN SHARES OUTSTANDING
Shares sold	1,382,209	1,479,222
Shares issued in reinvestment of dividends	59,260	186,138
Shares redeemed	(1,484,301)	(5,539,114)
Net decrease in shares outstanding	(42,832)	(3,873,754)

+	Net of redemption fees of $426 and $1,670, respectively.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

(This Page Intentionally Left Blank.)

Wasmer Schroeder High Yield Municipal Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	For the
	Six Months Ended
	August 31,
	2019
	(Unaudited)
Net asset value, beginning of period	$10.61
Income from investment operations:
Net investment income^	0.19
Net realized and unrealized gain/(loss) on investments	0.52
Total from investment operations	0.71
Less distributions to shareholders:
From net investment income	(0.20)
From net realized gains on investments	—
Total dividends	(0.20)
Redemption fees^#	0.00
Net asset value, end of period	$11.12

Total return	6.70	%+

Supplemental data and ratios:
Net assets, end of period (thousands)	$80,259
Ratio of net expenses to average net assets:
Before fee waivers/recoupment	0.78	%++
After fee waivers/recoupment	0.75	%++
Ratio of net investment income to average net assets:
Before fee waivers/recoupment	3.40	%++
After fee waivers/recoupment	3.43	%++
Portfolio turnover rate	13	%+

*	Commencement of operations.
^	Based on average shares outstanding.
#	Amount is less than $0.01 per share.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period, Continued

				Period Ended
				March 31,
For the	For the	For the	For the	2014*
Year Ended	Year Ended	Year Ended	Year Ended	through
February 28,	February 28,	February 28,	February 29,	February 28,
2019	2018	2017	2016	2015
$10.63	$10.44	$10.76	$10.78	$10.00

0.40	0.36	0.40	0.51	0.53
0.01	0.20	(0.22)	(0.02)	0.77
0.41	0.56	0.18	0.49	1.30

(0.41)	(0.35)	(0.40)	(0.51)	(0.52)
(0.02)	(0.02)	(0.10)	—	—
(0.43)	(0.37)	(0.50)	(0.51)	(0.52)
0.00	0.00	0.00	0.00	0.00
$10.61	$10.63	$10.44	$10.76	$10.78

3.93%	5.42%	1.65%	4.67%	13.27	%+

$77,029	$118,300	$99,193	$101,847	$82,400

0.76%	0.88%	0.95%	1.01%	1.08	%++
0.75%	0.92%	0.97%	1.00%	1.00	%++

3.79%	3.34%	3.76%	4.77%	5.48	%++
3.80%	3.30%	3.74%	4.78%	5.56	%++
18%	11%	32%	27%	16	%+

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited)

NOTE 1 – ORGANIZATION

The Wasmer Schroeder High Yield Municipal Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Fund is to seek to generate a high level of interest income that is not subject to federal income tax.  The Fund currently offers an Institutional Class which commenced operations on March 31, 2014, prior to which, its only activity was a transfer in-kind of securities and cash.  This transfer in-kind was nontaxable, whereby the Fund issued 4,369,546 shares on March 31, 2014.  The fair value and cost of securities received by the Fund was $41,842,498 and $41,966,736, respectively.  In addition, the Fund received $1,852,959 of cash and interest receivable.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2017-2019 or expected to be taken in the Fund’s 2020 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited), Continued

C.
Security Transactions, Income, Expenses and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized/accreted over the life of the respective security using the effective interest method.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory and custodian fees.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of August 31, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Refer to Note 9 for more information about subsequent events.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited), Continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Debt Securities:  Debt securities are valued at their bid prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited), Continued

Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to hold no more than 15% of its net assets in illiquid securities.  As of August 31, 2019, the Fund had investments in illiquid securities with a total value of $5,762,700 or 7.18% of total net assets.

Information concerning these illiquid securities is as follows:

Security	PAR	Dates Acquired	Cost Basis
Southcentral MN Revenue Bonds	$10,110,000	9/04 – 2/14	$4,433,456

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.  The Fund’s investment adviser has determined that all the Rule 144A securities held by the Fund at August 31, 2019 are considered liquid.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2019:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$77,044,357	$—	$77,044,357
Money Market Fund	3,390,274	—	—	3,390,274
Total Investments	$3,390,274	$77,044,357	$—	$80,434,631

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited), Continued

Refer to the Fund’s schedule of investments for a detailed break-out of municipal bonds by state.  Transfers between levels are recognized at August 31, 2019, the end of the reporting period.  There were no transfers between levels during the six months ended August 31, 2019.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Wasmer, Schroeder & Company, LLC (the “Adviser”) provides the Fund with investment management services under an investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. For the six months ended August 31, 2019, the advisory fees incurred by the Fund are disclosed in the statement of operations.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to contractually reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to 0.75% of average daily net assets of the Fund’s Institutional Class. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by a Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited), Continued

operating expenses.  For the six months ended August 31, 2019, the amount of advisory fees waived by the Adviser is disclosed in the statement of operations.  Any amount due from the Adviser is paid monthly to the Fund.

The Advisor may recapture portions of the amounts shown below no later than the  corresponding dates:

Expiration	Amount
Feb. 2022	$16,004
August 2022	14,644
Total	$30,648

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the six months ended August 31, 2019 are disclosed in the statement of operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of Fund Services.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended August 31, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $10,847,832 and $9,924,784, respectively.  The Fund had no long-term purchases or sales of U.S. Government securities during the six months ended August 31, 2019.

NOTE 6 – LINE OF CREDIT

The Fund has an unsecured line of credit in the amount of $10,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended August 31, 2019, the Fund drew on its line of credit.  The Fund had an outstanding average balance of $24,000, paid a weighted average interest rate of 5.50%, and incurred interest expense of $215.  During the six months ended August 31, 2019, the maximum borrowing by the Fund occurred on July 2, 2019 in the amount of $745,000.  At August 31, 2019, the Fund had no outstanding loan amounts.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited), Continued

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended August 31, 2019 and the year ended February 28, 2019 was as follows:

	Six Month Ended	Year Ended
	August 31, 2019	February 28, 2019
Ordinary income	$3,382	$73,036
Tax-exempt income	1,448,365	3,508,006
Long-term capital gain	—	120,855

As of February 28, 2019, the most recently completed fiscal year end, the components of capital on a tax basis were as follows:

Cost of investments (a)	$73,553,840
Gross unrealized appreciation	2,911,729
Gross unrealized depreciation	(178,984)
Net unrealized appreciation (a)	2,732,745
Undistributed ordinary and tax-exempt income	225,458
Undistributed long-term capital gains	—
Total distributable earnings	225,458
Other accumulated gains/(losses)	(227,983)
Total accumulated earnings/(losses)	$2,730,220

(a)	Book-basis and tax-basis net unrealized appreciation are the same.

At February 28, 2019 “Other accumulated gains/losses” consisted of distributions payable of $156,967 and a short-term capital loss carryforward of $71,016 which does not expire.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

High Yield Risk – High yield debt obligations (commonly known as “junk bonds”) are speculative investments and entail greater risk of loss of principal than securities and loans that are investment grade rated because of their greater exposure to credit risk. The high yield market at times is subject to substantial volatility and high yield debt obligations may be less liquid than higher quality securities.

Fixed Income Securities Risks – Fixed income (debt) securities are generally subject to the following risks:

o	Interest Rate Risk. The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates. If interest rates

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited), Continued

increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

o
Extension Risk.  If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

o
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

o
Prepayment Risk. Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates, and the Fund may have to invest the proceeds in lower-yielding securities.

Liquidity Risk – The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

Reinvestment Risk – A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Tax and Taxability Risk – The Fund relies on the opinion of the issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to federal income tax. However, after the Fund buys a security issued as tax-exempt, the Internal Revenue Service may determine that interest on the security should, in fact, be taxable, in which event the dividends the Fund pays with respect to that interest would be subject to federal income tax.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited), Continued

NOTE 9 – SUBSEQUENT EVENTS

The Secretary and Vice President of the Trust resigned on September 12, 2019. Effective September 13, 2019, the Board appointed Elaine Richards, Senior Vice President, U.S. Bank Global Fund Services, as the new Secretary and Vice President of the Trust.

Wasmer Schroeder High Yield Municipal Fund

NOTICE TO SHAREHOLDERS at August 31, 2019 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WSC-MUNI or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WSC-MUNI.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-WSC-MUNI.

Wasmer Schroeder High Yield Municipal Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-WSC-MUNI (1-855-972-6864) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Wasmer Schroeder High Yield Municipal Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Wasmer, Schroeder & Company, LLC
600 Fifth Avenue South, Suite 210
Naples, Florida 34102

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-WSC-MUNI

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-WSC-MUNI (1-855-972-6864).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Jeffrey T. Rauman
  Jeffrey T. Rauman, President/Chief Executive
  Officer/Principal Executive Officer

Date  11/6/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jeffrey T. Rauman
  Jeffrey T. Rauman, President/Chief Executive
  Officer/Principal Executive Officer

Date  11/6/19

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Vice President/Treasurer/Principal
  Financial Officer

Date  10/31/19

* Print the name and title of each signing officer under his or her signature